Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Each of the undersigned hereby certifies, for the purposes of 18 U.S.C. Section 1350, as added by Section 906 of the Sarbanes-Oxley Act of 2002, in connection with Amendment No. 1 to the Annual Report on Form 10-K of MedEquities Realty Trust, Inc. (“Company”) for the year ended December 31, 2017 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), that, to the undersigned’s best knowledge and belief:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 2, 2018	By:	/s/ John W. McRoberts
John W. McRoberts
Chief Executive Officer

By:	/s/ Jeffery C. Walraven
Jeffery C. Walraven
Executive Vice President and Chief Financial Officer